UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported):

May 7, 2007

UNITED BANCORPORATION OF ALABAMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	2-78572	63-0833573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Drawer 8 Atmore, Alabama	36504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(251) 446-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

          On May 7, 2007, the Corporation's wholly-owned subsidiary, United Bank (the"Bank"), mailed a report of recent events, including Bank financial results for the three-months ended March 31, 2007.  The full text of the report is set forth in Exhibit 99.1 hereto.

Item 9.01

Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number 99.1	Description Report to Shareholders for the Quarterly Report ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANCORPORATION OF ALABAMA, INC.

Date: May 7, 2007	By:	/s/ Robert R. Jones, III
Robert R. Jones, III
President & CEO

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